Ivy Funds

Supplement dated May 18, 2017 to the

Ivy Funds Statement of Additional Information

dated January 31, 2017

as supplemented February 22, 2017

Effective immediately, Mickael Benhaim of Pictet AM CH will no longer serve as a co-portfolio manager of Ivy Pictet Targeted Return Bond Fund. Accordingly, all references and information related to Mr. Benhaim are deleted in their entirety.

Effective immediately, the following replaces the “Fee Payable to Pictet UK as a Percentage of the Fund’s Average Net Assets” table in the “Investment Advisory and Other Services” section for Ivy Pictet Emerging Markets Local Currency Debt Fund (formerly, Ivy Emerging Markets Local Currency Debt Fund) on page 78:

Fee Payable to Pictet UK as a Percentage of the Fund’s Average Net Assets
Fund Name	Fund Assets	Fee
Ivy Pictet Emerging Markets Local Currency Debt Fund	up to $1 billion	0.400%
	over $1 billion and up to $2 billion	0.385%
	over $2 billion and up to $5 billion	0.370%
	over $5 billion and up to $10 billion	0.360%
	over $10 billion	0.345%

Supplement	Statement of Additional Information	1